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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of Earliest Event Reported):  February 6, 1998



                         AMERICAN WASTE SERVICES, INC.
            (Exact Name of Registrant as Specified in its Charter)


             Ohio                    1-10599                34-1602983
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(State or Other Jurisdiction    (Commission File           (IRS Employer
     of Incorporation)               Number)            Identification No.)


                     One American Way, Warren, Ohio  44484
             (Address of Principal Executive Offices)  (Zip Code)

      Registrant's telephone number, including area code:  (330) 856-8800



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            (Former name and address, if changed since last report)



                            Exhibit Index on Page 4

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ITEM 5.  Other Events

     See the following press release dated February 6, 1998 announcing that American Waste Services, inc. had entered into a definitive Agreement and Plan of Merger

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN WASTE SERVICES, INC.



                                         /s/ Timothy C. Coxson
                                         ---------------------------------------
                                         By:  Timothy C. Coxson
                                              Executive Vice President, Finance
                                              Treasurer, Chief Financial Officer
DATED:  February 11, 1998

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                AMERICAN WASTE SERVICES, INC. AND SUBSIDIARIES

                                 EXHIBIT INDEX

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                                                                Sequential
                   Exhibit                                    Page Reference
                   -------                                    --------------
10.70  Agreement and Plan of Merger By and Among
       USA Waste Services, Inc., C & S Ohio Corp.
       and American Waste Services, Inc. Exhibit 10.70

99     Press Release dated
       February 6, 1998

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